                                                                    Exhibit 3.19

    [Articles of Organization of Bertucci's, Inc., now known as Bertucci's
                               Restaurant Corp.]

                       THE COMMONWEALTH OF MASSACHUSETTS
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                           ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)
                                 Incorporators

Name                                                        POST OFFICE ADDRESS

INCLUDE GIVEN NAME IN FULL IN CASE OF NATURAL PERSONS: IN CASE OF A CORPORATION, GIVE STATE OF INCORPORATION.

Joseph Crugnale                                               331 Waverly Street
                                                              Belmont, MA  02176

         The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1. The name by which the corporation shall be known is:

     Bertucci's, Inc.

2. The purpose for which the corporation is formed is as follows: Primarily, to purchase, own and hold the stock of other corporations, and to do every act and thing covered generally by the denomination "holding corporation", and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interests in, pledge, or otherwise dispose of shares or voting trust certificates for shares of the capital stock, or any bonds, notes, securities, or evidences of indebtedness created by any other corporation or corporations organized under the laws of this state or any other state or district of country, nation, or government and also bonds or evidences of indebtedness of the United States or any state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchanged therefor shares of the capital stock, bonds, notes, or other obligations of the Corporation and while the owner thereof to exercise all the rights, powers and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting certificates or other securities or evidences of indebtedness shall be held by or for this Corporation, or in which, or in the welfare of which, this Corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks or other securities or evidences of indebtedness of the property of this Corporation, and to carry on any business or other activity which may lawfully be carried on by a corporation organized under the Business Corporation Laws of the commonwealth of Massachusetts as heretofore and from time to time hereinafter amended.

3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follows:

----------------------------------------------------------------------------------------------------
                     WITHOUT PAR VALUE                           WITH PAR VALUE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CLASS OF STOCK       NUMBER OF SHARES      NUMBER OF SHARES       PAR VALUE          AMOUNT
----------------------------------------------------------------------------------------------------
Preferred                                                                            $
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Common               15,000
----------------------------------------------------------------------------------------------------

4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                                      None

5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

Any Stockholder, including the heirs, assigns, executors or administrators of a deceased Stockholder desiring to sell or transfer such stock owned by him or them, shall first offer it to the Corporation through the board of Directors in the following manner:

He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer, the name and address of whom he wishes to sell or transfer at said price and the name of one arbitrator. The Directors shall within thirty days thereafter either accept the offer, or by written notice to him, name a second arbitrator, and these two shall name a third. It shall then be the duty of the artibrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

After the acceptance of the offer or report of the arbitrators as to the value of the stock, the Directors shall have thirty days within which to purchase the same at such valuation by making immediate (See 5A).

6. Other lawful provisions, if any, for the conduct and regulations of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

Stock to be issued pursuant to a plan adopted by the Corporation to qualify such stock as I.R.S., Section 1244 Stock and the aggregate amount which may be offered under this plan shall not exceed the qualification requirements of
Section 1244. (See 6A)

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date. (not more than 30 days after the date of filing.)

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

     a. The post office address of the initial principal office of the corporation of Massachusetts is: 4 Gordon Street, Waltham, MA 02154

     b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

NAME                                       RESIDENCE        POST OFFICE ADDRESS

President:    Joseph Crugnale          331 Waverly Street          Same
                                       Belmont, MA

Treasurer:    Joseph Crugnale          331 Waverly Street          Same
                                       Belmont, MA

Clerk:        Joseph Crugnale          331 Waverly Street          Same
                                       Belmont, MA

Directors:    Joseph Crugnale          331 Waverly Street          Same
                                       Belmont, MA

     c. The date initially adopted on which the corporation's fiscal year ends is: October 31st

     d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is: Fourth Wednesday in January

     e. The name and business address of the resident agent if any, of the corporation is:

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 1st day of November 1984.

                              /S/ JOSEPH CRUGNALE

The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                                       5A

payment of such valuation, or by making payment in sixty (60) successive equal monthly payments, commencing on the first day of the month after the vote of the Board of Directors to purchase said stock, said election to be determined by the Board of Directors, and if, at the expiration of thirty (30) days, the Corporation shall not have exercised the right to so purchase, the owner of the stock shall be at liberty to dispose of the stock at the price and to the person or entity named by him in his notice to the Corporation as hereinabove provided. No shares of stock shall be sold or transferred on the books of the Corporation until these provisions have been complied with. But, the Board of Directors may in any particular instance waive the requirement.

                                       6A

So as to induce Officers and Directors of the Corporation elected by the Stockholders (including persons elected by the Directors to fill vacancies in the Board or in such offices) to serve as such, and to induce others to serve as such, and as partial consideration for such services, the Corporation shall reimburse, exonerate, hold harmless and indemnify each present and future Director and officer of the Corporation for, from and against any and all claims and liabilities, whether or not he had ceased to be a Director or officer of the Corporation, unless such person shall have been finally adjudged by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation. The Corporation may compromise, settle, pay and discharge any such claims and liabilities and pay such expenses if such settlement, payment or discharge appears in the judgment of a majority of the Board of Directors to be for the best interests of the Corporation. The foregoing rights of such Directors and officers shall not be exclusive of any other rights to which they may be lawfully entitled. The Directors shall, in accordance with Section 67 of Chapter 156B have the right to authorize indemnification by the Corporation up to the extent above stated of officers elected by the Directors but who are not Directors and to authorize indemnification of employees and other agents of the Corporation (including persons who serve at its request as Directors or officers of another organization in which it owns shares or of which it is a creditor) and any such indemnification may be provided although the person to be indemnified is no longer an officer, director, employee or agent of the Corporation.

     Any officer or Director of the Corporation, notwithstanding his official relation to it, may enter into, negotiate, consummate and perform any contract or agreement of any name or nature between the Corporation and himself, or any other Director or Directors of the Corporation, or any firm or corporation in which any such Director may be interested, whether such individual or individuals, firm or corporation thus contracting with the corporation shall thereby derive personal or corporate benefits or profits or otherwise; the intent hereof being to relieve each and every person who may be an officer or Director of the corporation from any disability that might otherwise exist from contracting with the Corporation for the benefit of himself or any co-partnership or corporation in which he may be interested.

     BERTUCCI'S PIZZA & BOCCE, INC. herewith consents to use of the name BERTUCCI'S, INC. by BERTUCCI'S, INC.

                                      BERTUCCI'S PIZZA & BOCCE, INC.

                                      By  /S/ JOSEPH CRUGNALE
                                      President and Treasurer

Executed this 1st day of November, 1984

BERTUCCI'S PIZZA & BOCCE, INC. herewith consents to use of the name BERTUCCI'S, INC. by BERTUCCI'S, INC.

                                      BERTUCCI'S PIZZA & BOCCE OF
                                        HOLLISTON, INC.

                                      By  /S/ JOSEPH CRUGNALE
                                      President and Treasurer

Executed this 1st day of November, 1984

BERTUCCI'S PIZZA & BOCCE, INC. herewith consents to use of the name BERTUCCI'S, INC. by BERTUCCI'S, INC.

                                      BERTUCCI'S PIZZA & BOCCE OF
                                        CAMBRIDGE, INC.

                                      By  /S/ JOSEPH CRUGNALE
                                      President and Treasurer

Executed this 1st day of November, 1984

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS, 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

I, Joseph Crugnale, President and Clerk of Bertucci's, Inc., located at 4 Gordon Street, Waltham, MA 02154 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on January 31, 1986, by vote of 125 shares of common stock out of 125 shares outstanding, ___________shares of _________ out of _____________________ shares outstanding, ___________shares of _________ out of
_____________________ shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby.

TO CHANGE the number of the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                             NO PAR VALUE           WITH PAR VALUE      PAR
KIND OF STOCK                NUMBER OF SHARES       NUMBER OF SHARES    VALUE
COMMON                       15,000

PREFERRED

CHANGE the total to:

                             NO PAR VALUE           WITH PAR VALUE      PAR
KIND OF STOCK                NUMBER OF SHARES       NUMBER OF SHARES    VALUE
COMMON                                              $2,000,000          $.01

PREFERRED

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this thirty-first day of January, in the year 1986.

/s/ Joseph Crugnale, President
/s/ Joseph Crugnale, Clerk

                        The Commonwealth of Massachusetts
                        Office of the Secretary of State
                          State House, Boston, MA 02108
                                 (617) 727-2800

                       Michael Joseph Connolly, Secretary

                              * ** ** ** ** ** ** *

                            CERTIFICATE OF CORRECTION
                    (General Laws, Chapter 156B, Section 6A)

                                 Bertucci's Inc.

Certificate of Change of Directors or Officers of Domestic Business Corporations

It is hereby certified that the above mentioned document was filed with the Office of the State Secretary on February 26, 1986 and that the defect or inaccuracy was not noted at that time. The inaccuracy or defect to be corrected in said documents is as follows:

Typographical error in the name of Director P. Crugnale. It should read "Paula Crugnale" rather than "Paul Crugnale".

That portion of the document in CORRECTED FORM is as follows:

Directors:        Joseph Crugnale
                  Paula Crugnale
                  Joseph Tripodi

IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, we have hereunto signed our names this 20th day of May in the year 1987.

                  /S/ JOSEPH CRUGNALE               President
                  -------------------

                  /S/ JOSEPH CRUGNALE               Clerk
                  -------------------

                       THE COMMONWEALTH OF MASSACHUSETTS
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                   ONE ASHBURTON PLACE, BOSTON, MASS, 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Joseph Crugnale, President and James Westra, Clerk of Bertucci's, Inc. located at 2C Gill Street, Woburn, MA 01801 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by written consent of the sole Stockholder dated as of July 16, 1987 owning of record:

816,051 shares of common stock out of 816,051 shares outstanding, ___________shares of _________ out of _____________________ shares outstanding, and being at least two-thirds of each class outstanding and entitled to vote thereon.


                        See EXHIBIT A attached hereto.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                        NO PAR VALUE          WITH PAR VALUE          PAR
     KIND OF STOCK      NUMBER OF SHARES      NUMBER OF SHARES        VALUE

     COMMON

     PREFERRED


CHANGE the total to:

                        NO PAR VALUE          WITH PAR VALUE          PAR
     KIND OF STOCK      NUMBER OF SHARES      NUMBER OF SHARES        VALUE

     COMMON

     PREFERRED

                                    EXHIBIT A

     1. That Article 5 of the Articles of Organization be, and it hereby is, amended by deleting the provisions therein contained in their entirety and adding "None" in their place.

     2. That Article 6 of the Articles of Organization be, and it hereby is, amended by deleting the provisions therein contained in their entirety and adding their place the following provisions:

     6. No Director or officer shall be disqualified by his office from dealing or contracting as vendor, purchaser or otherwise, whether in his individual capacity or through any other corporation, trust, association, firm or joint venture in which he is interested as a stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association, firm or joint venture in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any Director or officer so dealing or contracting be liable to account for any profit or benefit realized through any such dealing or contract to the corporation or to any stockholder or creditor thereof solely because of the fiduciary relationship established by reason of his holding such Directorship or office. Any such interest of a Director shall not disqualify him from being counted determining the existence of a quorum at any meeting nor shall any such interest disqualify him from voting or consenting as a Director or having his vote or consent counted in connection with any such dealing or contract.

     No stockholder shall be disqualified from dealing or contracting as vendor, purchaser or otherwise, either in his individual capacity or through any other corporation, thrust, association, firm or joint venture in which he is interested as a stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association, firm or joint venture in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any stockholder so dealing or contracting be liable to account for any profit or benefit realized through any such contract or dealing to the corporation or to any stockholder or creditor thereof by reason of such stockholder holding stock in the corporation to any amount, nor shall any fiduciary relationship be deemed to be established by such stockholding.

     Meetings of the stockholders of the corporation may be held at any place within the United States.

     The corporation may be a partner in any business enterprise it would have power to conduct by itself.

     The Directors may make, amend or repeal the By-laws in whole or in part, except with respect to any provision thereof which by law or By-laws requires action by the stockholders.

     No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, except for liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section Sixty-One or Sixty-Two (or any successor provision) of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 17th day of July, in the year 1987

/S/ JOSEPH CRUGNALE                                    President



/S/ JAMES WESTRA                                       Assistant Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS
                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State
                              ONE ASHBURTON PLACE
                              BOSTON, MASS, 02108

                                  ARTICLES OF
                 MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
              PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

             The fee for filing this certificate is prescribed by
              General Laws, Chapter 156B, Section 114. Make check
                 payable to the Commonwealth of Massachusetts.

We, Joseph Crugnale and James Westra, President and Assistant Clerk of Bertucci's Inc. organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

Name                                      State of                Date of
                                       Incorporation           Incorporation

Bertucci's of Marlborough, Inc.        Massachusetts          August 8, 1985
Bertucci's of Brockton, Inc.           Massachusetts           June 19, 1986
Bertucci's of Brookline, Inc.          Massachusetts         November 8, 1985
Bertucci's Pizza & Bocce of            Massachusetts         November 2, 1984
Cambridge, Inc.
Bertucci's Pizza & Bocce of            Massachusetts         November 2, 1984
Holliston, Inc.
Bertucci's Pizza & Bocce, Inc.         Massachusetts          October 2, 1981



2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3.  [Deleted]

4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

     WHEREAS, it is proposed that the following wholly-owned subsidiaries of the Corporation be merged with and into the Corporation as authorized by Chapter 156B, Section 82, of the Massachusetts General Laws: Bertucci's of Marlborough, Inc., Bertucci's of Swampscott, Inc., Bertucci's of Brockton, Inc., Bertucci's of Brookline, Inc., Bertucci's Pizza & Bocce, Inc., Bertucci's Pizza & Bocce of Holliston, Inc., and Bertucci's Pizza & Bocce of Cambridge, Inc. (collectively the "Subsidiaries").

     WHEREAS, it is determined to be in the best interests of the Corporation to merge the Subsidiaries with and into the Corporation, with the Corporation as the surviving corporation;

     NOW THEREFORE, be it

     RESOLVED: That this Corporation merge with the Subsidiaries, with this Corporation as the surviving corporation, the effective date of such merger to be the date of the filing of the articles of merger with the Massachusetts Secretary of state unless such merger is otherwise abandoned by a subsequent vote or the Directors of this Corporation.

4. The effective date of the merger as specified in the vote set out under Paragraph 4 is the date of filing of the Articles of Merger with the Massachusetts Secretary of State.

IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 30TH day of JANUARY, 1989.

                                      /S/ JOSEPH CRUGNALE     PRESIDENT

                                      Joseph Crugnale

                                      /S/ JAMES WESTRA     ASSISTANT CLERK
                                      James Westra

                        THE COMMONWEALTH OF MASSACHUSETTS
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                               ONE ASHBURTON PLACE
                               BOSTON, MASS, 02108

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

              The fee for filing this certificate is prescribed by
               General Laws, Chapter 156B, Section 114. Make check
                  payable to the Commonwealth of Massachusetts.

We, Joseph Crugnale and James Westra, President and Assistant Clerk of Bertucci's Inc. organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations are as follows:

Name                             State of Incorporation    Date of Incorporation

Bertucci's of Swampscott, Inc.         Massachusetts             2/6/86


2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

5. The effective date of the merger as specified in the vote set out under Paragraph 4 is October 30, 1989.

6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.)

IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 20TH day of OCTOBER, 1989.


                                      /S/ JOSEPH CRUGNALE     PRESIDENT
                                      Joseph Crugnale

                                      /S/ JAMES WESTRA     ASSISTANT CLERK
                                      James Westra

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, Secretary

                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                              ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72
                                                       FEDERAL IDENTIFICATION
                                                              NO.: 04-2844750

We Joseph Crugnale,                                             , President and
       James Westra                                          Assistant Clerk of
                                 Bertucci's Inc.
                           (EXACT Name of Corporation)

located at:  60 CUMMINGS PARK, WOBURN, MA  01801
             (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED 1

        (Number those articles 1, 2,3,4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted by consent of sole stockholder at a meeting held on JUNE 4 1991, by vote of:

816,051 shares of COMMON STOCK out of 816,051 shares outstanding, type, class & series, (if any)

_____ shares of _____ out of _____  shares outstanding,
                         type, class & series, (if any)

_____ shares of _____ out of _____  shares outstanding,
                         type, class & series, (if any)

CROSS OUT             being at least a majority of each type, class or series
INAPPLICABLE          outstanding and entitled to vote thereon:
CLAUSE
                      That Article 1 of the Articles of Organization be, and it hereby is, deleted in its entirety and that the following
                      Article be substituted in its place:

                      1. The name by which the Corporation shall be known is Bertucci's Restaurant Corp.

 C       |_|
 P       |_|   1. For amendments adopted pursuant to Chapter 156B, Section 70.
 M       |_|   2. For amendments adopted pursuant to Chapter 156B, Section 71.
RA       |_|

              Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8
              1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding, Additions to more than one Amendment may be
 ______       continued on a single sheet so  long as each Amendment
 P.C.         requiring each such addition is clearly indicated.



The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
EFFECTIVE DATE: UPON FILING WITH THE SECRETARY OF STATE

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 4th day of June, in the year 1991.


                                                            /s/ Joseph Crugnale
-------------------------------------------------------------------------------
                                                                      President

                                                               /s/ James Westra
-------------------------------------------------------------------------------
                                                                Assistant Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                             ARTICLES OF AMENDMENT
                    General Laws, Chapter 156B, Section 72

We Joseph Crugnale, President and Clerk/Assistant Clerk of Bertucci's Restaurant Corp. located at: 60 Cummings Park, Woburn, MA 01801 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED 3 of the Articles of Organization were duly adopted by Consent of Sole Stockholder on July 26, 1993, by vote of

816,051 shares of Common Stock out of 816,051 shares outstanding, _______ shares of ____________ out of ____________ shares outstanding, and
_______ shares of ____________ out of ____________ shares outstanding,

being at least a majority of each type, class or series outstanding and entitled to vote thereon: being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

                             CONTINUATION SHEET 6

By this Amendment Bertucci's Restaurant Corp. hereby amends Article Three of its Article of Organization to provide that the number of shares of capital stock this Corporation is authorized to issue be changed from 2,000,000 shares of Common Stock with $.01 par value per share to 200,000 shares of Common Stock with $.10 par value per share. In addition, the Corporation concurrently is completely a reverse 1-for-10 stock split pursuant to which each holder of 10 shares of the Corporation's currently issued outstanding Common Stock, $.01 par value per share will be entitled to receive, in exchange therefore, 1 share of the Corporation's newly authorized but previously unissued Common Stock with $.10 par value per share. No fractional shares will be issued.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS


TYPE          NUMBER OF SHARES          TYPE     NUMBER OF SHARES     PAR VALUE

COMMON                                  COMMON  2,000,000             $.01

PREFERRED                               PREFERRED


CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS

TYPE          NUMBER OF SHARES          TYPE     NUMBER OF SHARES     PAR VALUE

COMMON                                  COMMON  200,000               $.10

PREFERRED                               PREFERRED

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
LATER EFFECTIVE DATE:_________________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 26th day of July in the year 1993.

                                      /S/ JOSEPH CRUGNALE            President
                                      -------------------------------
                                      Joseph Crugnale


                                      /S/ JOSEPH CRUGNALE            Clerk
                                      -------------------------------
                                      Joseph Crugnale

                       THE COMMONWEALTH OF MASSACHUSETTS
                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State
                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                                   Room 1717



                   CERTIFICATE OF CHANGE OF PRINCIPAL OFFICE

                    General Laws, Chapter 156B, Section 14

I, Joseph Crugnale, Clerk/Assistant Clerk, of
Bertucci's Restaurant Corp
having its principal office at 60 Cummings Park, Woburn, MA  01801 do hereby certify that pursuant to General Laws, Chapter 156B, Section 14, the directors of said corporation have changed the principal office of the corporation to 14 Audubon road, Wakefield, MA 01880

SUBSCRIBED THIS 30th day of November 1993, UNDER PENALTIES OF PERJURY.


                         SIGNATURE /s/ JOSEPH CRUGNALE                    Clerk
                                       -----------------------------------
                                       Joseph Crugnale